Wells, Pipelines, Properties, Plant and Equipment, Net - Assumptions to Determine NPV of Reserves Pemex Exploration and Production (Detail) - Pemex Exploration and Production - USD ($)	6 Months Ended
	Jun. 30, 2024	Jun. 30, 2023
Disclosure of significant unobservable inputs used in fair value measurement of assets [line items]
Average crude oil price	$ 65.81	$ 61.72
Average gas price	4.92	4.96
Average condensates price	$ 74.92	$ 67.57
After-tax discount rate	10.44%	10.42%